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DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc., (the "Company"), covering the quarter ended September 30, 1996.

MARKET VOLATILITY MARKS THIRD QUARTER

During the third quarter of 1996, investors reacted strongly to an ambiguous economic scenario, as news alternately suggested decelerating and accelerating growth and provided mixed inflation signals. A quiescent Federal Reserve (Fed) and muted inflation numbers helped the market rebound from intra-quarter lows. The benchmark 30-year Treasury yields fluctuated within a range of approximately 6.75% to 7.25%, and ended the quarter little changed from beginning levels. Corporate and high yield sectors continued their very strong performance. The bond market, as measured by the Lehman Brothers Government/Corporate Bond Index, returned 1.76% for the quarter.

PERFORMANCE

During the quarter, INA Investment Securities, Inc. outperformed its market index by 0.44%, after deduction of expenses and reinvestment of dividends, based on its net asset value. The Company owed its positive performance to its significant positioning in the robust corporate and high yield sectors.

PORTFOLIO ACTIVITY

The portfolio remains fully invested. On September 30, 1996, corporate and foreign bonds were approximately 66.6% of portfolio holdings, U.S. government/agency securities 24.2% and cash equivalents and other assets 9.2%. Per-share net asset value was $18.52, up from $18.44 on June 30, 1996.

FOURTH QUARTER DIVIDEND

A quarterly dividend distribution of 31 cents per share was declared Tuesday, October 28, 1996 by the Directors of INA Investment Securities, Inc., payable December 10. This represents a reduction from the 32 cent per share rate that the Company paid in the third quarter of 1996 and the 33 cent rate paid previously since the third quarter of 1992. These adjustments were necessitated by the decline in net investment income in recent years. The decline in income has resulted from the replacement of higher coupon bonds purchased for the Company in earlier years by lower coupon issues, reflective of generally lower interest rate levels, as the original bonds have matured or have been sold for investment and credit reasons.
                                                          (continued on panel 4)

------------------------------------------------------------------------------
FINANCIAL SUMMARY
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
-------------------------------------------------------------------------------

                                                                 1996     1995
                                                               --------- ------
Net investment income                                            $4,580  $4,766
Net realized and unrealized gain(loss)                          $(4,584) $6,841
Per share:
   Net investment income                                          $0.96   $0.99
   Dividends from net investment income                            0.98   $0.99
   Net asset value at end of period                              $18.52  $18.99

-------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)
-------------------------------------------------------------------------------

1996           1995                1994               1993                 1992
-----          -----               -----              -----               -----
$0.96          $0.99               $1.05              $1.06               $1.12

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (Unaudited)
-------------------------------------------------------------------------------

                                                                (In Thousands)
                                                                ---------------
ASSETS:
Investments at market value
   (Cost $84,533,604)                                                  $85,988
Receivable for investments sold                                          1,502
Interest receivable                                                      1,477
Investment for deferred compensation
   (Cost $64,189)                                                           77
Other                                                                        2
                                                                --------------
Total assets                                                            89,046
                                                                --------------
LIABILITIES:
Deferred directors' fees payable                                           121
Accrued advisory fees payable                                               42
Other accrued expenses (including $41,398 due to affiliate)                139
                                                                --------------
   Total liabilities                                                       302
                                                                --------------
NET ASSETS                                                             $88,744
                                                                ==============
NET ASSET VALUE PER SHARE

Applicable to 4,792,215 shares of $.10 par value capital stock
  outstanding (12,000,000 shares authorized)                            $18.52
                                                                ==============

------------------------------------------------------------------------------
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
For the Nine Months Ended September 30, 1996
(Unaudited)
------------------------------------------------------------------------------

                                                                (IN THOUSANDS)
                                                                --------------
INVESTMENT INCOME:
  Interest                                                              $5,214
EXPENSES:
  Investment advisory fees                                       $354
  Custodian fees                                                   58
  Administrative services                                          47
  Transfer agent fees                                              42
  Directors' fees                                                  42
  Shareholder reports                                              40
  Auditing and legal fees                                          22
  State taxes                                                      19
  Other                                                            11      635
                                                                 ----- --------
NET INVESTMENT INCOME                                                    4,579
NET REALIZED LOSS ON INVESTMENTS                                        (1,857)
UNREALIZED DEPRECIATION OF INVESTMENTS                                  (2,726)
                                                                       --------
NET DECREASE IN NET ASSETS FROM OPERATIONS                                  (4)
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME                                            (4,696)
                                                                       --------
NET DECREASE IN NET ASSETS                                              (4,700)
NET ASSETS:
  Beginning of period                                                    93,444
                                                                       --------
  End of period (includes overdistributed net investment
    income of $131,632)                                                 $88,744
                                                                       ========

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OUTLOOK AND STRATEGY

We expect the market to react abruptly-though not always predictably-to economic data that might influence the Fed's attitude on tightening credit conditions. Any signs of an overheating economy or increasing inflation will prompt investors to drive interest rates higher in anticipation of tightening by the Fed. As data is scrutinized, choppy market conditions will once again prevail.

The Company will maintain its overweighting in corporates and high yield credits as long as the economy stays healthy and investor demand continues to be strong. Should the economy show evidence of sustained above-trend growth, we will modestly reduce the portfolio duration to preserve asset value.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
INA Investment Securities, Inc.











INA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1-800-426-5523.

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                                                       [CIGNA LOGO APPEARS HERE]
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                         INA Investment Securities, Inc.




                              Third Quarter Report








                               September 30, 1996

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[CIGNA LOGO APPEARS HERE]
                                                     ---------------------------
                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                            SO. HACKENSACK, NJ
                                                                 PERMIT 750
                                                     ---------------------------

INA Investment Securities, Inc.
P.O. Box 13856
Philadelphia, PA 19101








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